                                                                  EXHIBIT 99.1

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                         TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Mymetics Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the three months ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 15, 2003                    By: /s/ Michael K. Allio
                                          -------------------------------------
                                          Michael K. Allio
                                          Interim Chief Executive Officer



Date: May 15, 2003                    By: /s/ John M. Musacchio
                                          ----------------------------------
                                          Chief Financial Officer


The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as a separate disclosure document.